Exhibit 10.5

AMENDMENT TO CONSULTING AGREEMENT

This amendment (the “Amendment”) to the Agreement dated February 23, 2009 (the “Agreement”) is entered into by and between Hadasit Medical Research Services and Development Limited, (hereinafter: “Institution”), Prof. Eithan Galun (the “Consultant”), and Silenseed Ltd., a corporation organized under the laws of Israel, with its registered office located at the Goldyne Savad Institute of Gene Therapy, Hadassah Medical Center, Jerusalem 91120 Israel (hereinafter: “Company”) is made and effective as of March 12, 2012.

Institution, Consultant and the Company shall be referred to hereinafter, each as a “Party”
and collectively the “Parties”.

WHEREAS, the Parties entered consulting agreement dated February 23, 2009, for the consulting services with respect to the clinical application and development of the Company’s technology.

WHEREAS, the Parties desire to amend the Agreement as provided herein and add compensation sub-clause to Section 4 of the Agreement;

NOW THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties expressly agree as follows:

1.	Definitions.

All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

2.	Compensation of the Work.

At the end of the current wording of the Agreement, the following shall be added:

“In addition to the Options, in consideration for the performance of the Services, from September 2011 (including) onwards, the Company shall pay Hadasit the amount of NIS 3,000 (three thousand New Israeli Shekels) plus Value Added Tax per month (the “Service Fee”).

The Service Fee shall be paid monthly in arrears, upon submission of a tax invoice to the Company, within thirty (30) days of the date of invoice.

3.	Amendment Status

This Amendment shall be made a part of the Agreement.

Except as expressly set forth herein, all terms and provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed, or caused to be executed, this Amendment as of the last date of signature of all parties as indicated below. The undersigned further asserts that he/she possesses the actual authority to enter into this Amendment on behalf of his/her corporation or business entity.

SIGNED ON BEHALF OF COMPANY		SIGNED BY THE INSTITUTION

/s/ Amotz Shem		/s/ Carole Grumbach
By:	Amotz Shem	By:	Carole Grumbach
Title:	CEO	Title:	VP Finance & Contracts
Date:	March 12, 2012	Date:	March 12, 2012

I the undersigned, Prof. Eithan Galun, hereby declare and confirm that I read, understood and accept this Amendment.

/s/ Prof. Eithan Galun
By: Prof. Eithan Galun
Name: Prof. Eithan Galun
Title:
Date: March 12, 2012